Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund's business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 7, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 7; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, alleged damages have not been specified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund's financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund's network in late 2014 (the "2014 Security Incident"). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert's analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the "2013 Security Incident"). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund's proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the "Cookie Forging Activity"). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the "Security Incidents". The total cumulative amount accrued related to the Security Incidents was $152 million, of which $67 million is outstanding and included in other liabilities on the consolidated statement of assets and liabilities.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In
Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S.
District Court for the Northern District of California Case No. 5:16-md-02752-LHK ("federal consumer class action"); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of
California, County of Orange Case No. JCCP 4895 ("California consumer class action"); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada
Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen's Bench for Saskatchewan Case No. QBG 1242 of 2017;
(7) Sidhu v. Yahoo Canada Co., et al., Court of Queen's Bench for
Alberta Case No. 1603-22837; (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 ("Lahav"); and (9) Reinzilber Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 ("Reinzilber"). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund's alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it had reached an agreement with plaintiffs' counsel to resolve all pending claims in the federal and California consumer class actions. The agreement is subject to certain conditions, including Court approval and therefore may not result in a final settlement. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plaintiffs' counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff's motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. The Court has scheduled an April 9, 2020 hearing to decide whether to grant final approval to the proposed class action settlement.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney's office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

In July 2018, the parties to state and federal shareholder derivative litigation reached an agreement in principle to resolve the state and federal shareholder derivative cases, subject to Court approval. On January 9, 2019, the Court granted final approval to the settlement. The Fund received money from insurance companies, which is included in other income on the consolidated statement of operations. The shareholder derivative litigation is now resolved.